Janus Aspen Series

Janus Henderson Balanced Portfolio	Janus Henderson Global Sustainable Equity Portfolio
Janus Henderson Enterprise Portfolio	Janus Henderson Global Technology and Innovation Portfolio
Janus Henderson Flexible Bond Portfolio	Janus Henderson Mid Cap Value Portfolio
Janus Henderson Forty Portfolio	Janus Henderson Overseas Portfolio
Janus Henderson Global Research Portfolio	Janus Henderson Research Portfolio

(collectively, the “Portfolios”)

Supplement dated July 1, 2026

to Currently Effective Prospectuses

and Statements of Additional Information

New Investment Advisory Agreements

On June 30, 2026, Janus Henderson Group plc (“Janus Henderson”), the parent of the Portfolios’ investment adviser, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) completed the previously announced take-private transaction in which Janus Henderson was acquired by, among others, Trian and General Catalyst (the “Transaction”).

The closing of the Transaction was deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment advisory agreements between each Portfolio and Janus Henderson Investors US LLC (the “Adviser”). As a result, the closing of the Transaction caused such investment advisory agreements to terminate automatically in accordance with their respective terms.

The Board of Trustees of the Portfolios (the “Board of Trustees”) approved, subject to shareholder approval, new investment advisory agreements between each Portfolio and the Adviser in order to permit the Adviser to continue providing advisory services to each Portfolio following the closing of the Transaction (“Post-Transaction Advisory Agreements”). Each Post-Transaction Advisory Agreement has substantially identical terms as the corresponding current investment advisory agreement.

At special meeting(s) of shareholders held on May 18, 2026 (the “Meeting”), shareholders of each Portfolio approved their respective Post-Transaction Advisory Agreement, each of which took effect upon the closing of the Transaction.

Election of Trustees

At the Meeting, shareholders of each series of Janus Aspen Series (the “Trust”), including the Portfolios, voting together as a single class, approved the election of Cheryl D. Alston, Alan A. Brown, Raudline Etienne, Darrell B. Jackson, Dominic Janssens, William F. McCalpin, Gary A. Poliner, and Gwen L. Shaneyfelt to the Board of Trustees of the Trust.

Please retain this Supplement with your records.